EXECUTION COPY

                                 EQUITY WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

Warrant No. - 2

                       GAMING & ENTERTAINMENT GROUP, INC.

                             STOCK PURCHASE WARRANT

                          ISSUE DATE: DECEMBER 8, 2004


      Gaming & Entertainment Group, Inc., a Utah corporation (the "Company"), hereby grants to Cantor G & W (Nevada), L.P., a Nevada limited partnership, or its assigns or transferees (the "Holder"), the right to purchase from the Company, at any time or times after the date hereof and before 5:00 P.M., Pacific time, on the date five years after the issue date hereof (the "Expiration Date"), a number of fully paid and nonassessable shares of either
(a) shares of common stock of the Company, par value $.01 per share (the "Common Stock"), or (b) in the event that the Reincorporation shall occur prior to the exercise, in full, of this Warrant, Series A Convertible Preferred Stock of the Company (the "Preferred Stock"), up to the Applicable Number (as defined herein) in effect from time to time (such number of shares from time to time, the "Warrant Shares"), for a per Warrant Share purchase price equal to the Exercise Price (as defined herein), subject to the terms and conditions hereinafter set forth. The number and character of the Warrant Shares and the Exercise Price are subject to adjustment as provided herein. This Warrant is one of two warrants being issued in connection with that certain Loan Facility and Investment Agreement, dated as of the date hereof by and among the Company, the Holder and the other parties thereto (the "Investment Agreement"). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed thereto in the Investment Agreement.

      The following terms, have the following respective meanings for purposes of this Warrant:

            (a) "Applicable Number" shall mean, at any applicable time, that number of Warrant Shares the product of the Applicable Percentage multiplied by the total number of shares of the Company outstanding on a Fully Diluted Basis; provided that in no event shall the Applicable Number be less than 8,000,000, as such number may be adjusted for any partial exercise. The calculation of the Applicable Number in effect as of the date hereof is set forth on Exhibit A hereto.

            (b) "Applicable Percentage" shall mean 29.7% of the total shares of the Company outstanding on a Fully Diluted Basis or such higher percentage in the event that any warrants outstanding on the date hereof shall expire unexercised, in which event the Applicable Percentage shall be the quotient of 8,000,000 divided by the new number of total outstanding shares of the Company on a Fully Diluted Basis. The calculation of the Applicable Percentage is set forth on Exhibit A hereto.

            (c) "Exercise Price" shall mean 0.60 per share; subject to adjustment from time to time in the event that the Applicable Number shall change, in which case the Exercise Price shall mean the Exercise Price determined above multiplied by a fraction, the numerator of which shall be the Applicable Number in effect immediately prior to the adjustment and the denominator shall be the Applicable Number in effect immediately thereafter.

            (d) "Facility Note" shall mean the promissory note evidencing the borrowings under the Investment Agreement.

            (e) "First Warrant" shall mean the other warrant issuable in connection with the Investment Agreement.

            (f) "Fully Diluted Basis" shall mean any and all shares of capital stock of the Company taking into account at any time all issuances and deemed issuances of Common Stock and Other Securities, and securities exercisable for or convertible into Common Stock or Other Securities including shares issuable under stock option plans in effect from time to time; but in all cases exclusive of the issuance under this Warrant and the First Warrant. The total number of shares of the Company outstanding on a Fully Diluted Basis on the date hereof is set forth on Exhibit A hereto.

            (h) "Other Securities" means any stock (other than the Warrant Shares or if the Reincorporation shall have occurred, and the shares of common stock issuable upon the conversion of the Warrant Shares) and other securities of the Company or other entity, including, without limitation, any other securities the Warrant Shares (or if the Reincorporation shall have occurred, the shares of common stock issuable upon the conversion of the Warrant) shall be entitled to receive, or shall have received, in lieu of or in addition to the Warrant Shares or if the Reincorporation shall have occurred, the shares of common stock issuable upon the conversion of the Warrant Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of the Warrant Shares or Other Securities pursuant to Section 4 or otherwise.

            (i) "Facility" shall mean the Company borrowings under the Investment Agreement.

            (j) "Warrant" means this warrant issued to the Holder and all warrants issued to the Holder upon the partial exercise, transfer or division of or in substitution for any Warrant.

      1.    Exercise of Warrant.

            (a) The Holder may exercise this Warrant at any time and from time to time after the date hereof in accordance with the terms of this Warrant.

            (b) Full Exercise. This Warrant may be exercised by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder to the Company at its principal office accompanied by cash payment; by the amount obtained by the product of (x) the number of Warrant Shares for which this Warrant is being exercised for by (y) by the applicable Exercise Price.

            (c) Partial Exercise. This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in Section 1(b) except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (i) the number of Warrant Shares designated by the Holder in the subscription at the end hereof by (ii) the applicable Exercise Price. On any such partial exercise, upon the Holder's request the Company (at its own expense) will forthwith issue and deliver to, or upon the order of, the Holder a new Warrant or Warrants on the same terms and conditions as contained herein, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, covering the number of shares of Common Stock or Class A Preferred Stock for which such Warrant or Warrants may still be exercised.

            (d) Company Acknowledgment. The Company will, at the time of the exercise of the Warrant and upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

      2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Warrant Shares to which the Holder shall be entitled on such exercise, rounded up to the nearest share, together with any other stock or Other Securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      3. Adjustment for Dividends in Other Stock, Property, Reclassification. In case at any time or from time to time after the issue date hereof, the holders of capital stock of the Company shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

            (a) other or additional stock or other securities or property (other than cash) by way of dividend (other than shares of Common Stock of the Company, which shall be subject to the provisions of Section 5(c) below, or

            (b)   any cash, or

            (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement;

then and in each such case the Holder, on the exercise hereof as provided in
Section 1, shall be entitled to receive and the Company shall hold in trust for the benefit of the Holder, the amount of stock and other securities and property (including cash) that Holder would hold on the date of such exercise if on the date hereof had he been the holder of record of the number of Warrant Shares or if the Reincorporation shall have occurred underlying shares of common stock issuable upon conversion of the Warrant Shares, calculated in accordance with the terms of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash) receivable by him as aforesaid during such period, giving effect to all adjustments called for hereby.

      4.    Adjustment for Reorganization, Consolidation, Merger.

            (a) General. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person whether or not under any plan or arrangement contemplating the dissolution of the Company, then, in each such case (a "Capital Transaction"), the holder of this Warrant, on the exercise hereof, as provided in Section 1, at any time after the consummation of each such Capital Transaction, shall receive, in lieu of the Warrant Shares (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided for herein.

(b) Continuation of Terms. Except as otherwise provided herein, upon any Capital Transaction referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such Capital Transaction, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

      5.    Adjustments for Issuance of Common Stock and Convertible Securities.

      (a) Adjustment of Number of Warrant Shares. In case at any time after the date hereof, the Company shall issue or sell, or shall be deemed to have issued or sold pursuant hereto, any additional shares of Common Stock or any other stock of the Company of the Company, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be forthwith increased so that such issuance or sale (or deemed issuance or sale) does not change the then Applicable Percentage existing immediately prior to such issuance or sale (or deemed issuance or sale).

      (b) Constructive Issuance of Common Stock; Convertible Securities; Rights and Options.

            (i) In case at any time after the date hereof the Company shall in any manner issue or sell any rights or options to subscribe for or to purchase
(x) any Common Stock or any other stock of the Company (y) any capital stock or other securities convertible into or exchangeable for shares of common stock or any other stock of the Company (such Convertible or exchangeable capital stock or securities being hereinafter referred to as "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then the total maximum number of shares of Common Stock or any other stock of the Company issuable upon the exercise of such rights or options or upon conversion of exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (on and after the date of the issuance or sale of such rights or options) be deemed outstanding. No further adjustments of the number of Warrant Shares shall be made pursuant hereto upon the actual exercise of such rights or options or upon the actual issuance of shares of Common Stock or such other stock of the Company upon conversion or exchange of such Convertible Securities.

            (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the total maximum number of shares of Common Stock or such other stock of the Company issuable upon conversion or exchange of all such Convertible Securities shall (on the date of the issuance or sale of such Convertible Securities) be deemed constructively issued and shall (on and after the date of the issuance or sale of such Convertible Securities) be deemed outstanding, (x) no further adjustments of the number of Warrant Shares shall be made pursuant hereto upon the actual issuance of Common Stock or such other stock of the Company upon conversion or exchange of such Convertible Securities, and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares have been made pursuant to clause
(i) of this section 5, no further adjustment of the number of Warrant Shares shall be made pursuant to this clause (ii) by reason of such issuance or sale.

         (c) Stock Dividends. In case at any time after the date hereof, the Company shall declare a dividend or any other distribution upon any capital stock of the Company which is payable in shares of Common Stock or such other stock of the Company, then the number of Warrant Shares immediately prior to the declaration of such dividend or distribution shall be increased so that the then existing Applicable Percentage does not change.

         (d) Stock Splits and Reverse Splits. In case at any time after the date hereof, the Company shall subdivide the outstanding shares of Common Stock or such other stock of the Company into a greater number of shares, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine the outstanding shares of Common Stock or such other stock of the Company into a smaller number of shares, the number of Warrant Shares immediately prior to such combination shall be proportionately reduced so that the then existing Applicable Percentage does not change.

         (e) Adjustment of Exercise Price. In the event that the Applicable Number shall change in order to maintain the Applicable Percentage, then the Exercise Price shall be adjusted by multiplying the Exercise Price previously in effect by a fraction, the numerator of which shall be the Warrant Shares immediately prior to the adjustment and the denominator shall be the Warrant Shares immediately after giving effect to the adjustment.

         6. No Dilution or Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of all Warrants from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         7. Certificate as to Adjustments. In each case of any adjustment or readjustment in the Warrant Shares (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause an officer of the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Common Stock or or such other stock of the Company, as the case may be, outstanding or deemed to be outstanding, and (b) the Exercise Price and the number of shares of Warrant Shares to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will, as soon as practical, mail a copy of each such certificate to any holder of this Warrant, and will, on the written request at any time of any holder of this Warrant, furnish to the Holder a like certificate setting forth the number of Warrant Shares that the Holder may purchase pursuant to this Warrant, the Exercise Price then in effect, and the manner in which the foregoing was calculated.

      8.    Notices of Record Date, Etc. In the event of

            (a) any taking by the Company of a record of the Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to any holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock or Class A Preferred Stock shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

      9. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of this Warrant.

      10. Reservation of Stock, etc., Issuable on Exercise of Warrant; Stockholder Rights. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all Warrant Shares, and if the Reincorporation shall have occurred shares of common stock issuable upon the conversion of the Warrant Shares, and if the Reincorporation shall have occurred Other Securities from time to time issuable on the exercise hereof.

      11. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new warrant or warrant of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of this Warrant or Warrants so surrendered.

      12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

      13. Remedies. The Company stipulates that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      14.   Negotiability, Etc. This Warrant is issued upon the following terms:

            (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

            (b) any person in possession of this Warrant properly endorsed is authorized to represent itself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

      15. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

      16. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York.

      17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.



                            [Signature page follows.]

Issue Date:  December 8, 2004                GAMING & ENTERTAINMENT GROUP, INC.


                                             By:  /s/ Tibor N. Vertes
                                               ---------------------------------
                                               Name:   Tibor N. Vertes
                                               Title:  Chief Executive Officer





                            [Warrant Signature Page]

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  Gaming & Entertainment Group, Inc.

      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______ shares of Common Stock, par value $.01 per share, of Gaming & Entertainment Group, Inc. and herewith makes payment of $_______ therefor, by remittance of cash payment and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is __________________________.

Dated:
                                             -----------------------------------
                                             (Signature must conform to name of
                                              holder as specified on the face
                                              of this Warrant)

                                             -----------------------------------
                                             (Address)

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


      For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase that number of shares of Common Stock, par value $.01 per share, of Gaming & Entertainment Group, Inc. to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of Gaming & Entertainment Group, Inc. with full power of substitution in the premises.

Dated:
                                             -----------------------------------
                                             (Signature must conform to name of
                                              holder as specified on the face
                                              of this Warrant)

                                             -----------------------------------
                                             (Address)


Signed in the presence of:


----------------------------

                                    Exhibit A


A. Calculation of the Applicable Percentage Total number of shares outstanding and deemed outstanding (exclusive of First Warrant and Second Warrant)
      -------------------------------------------------------------------------



      Common Stock                                                 19,017,352

      Outstanding Warrants                                          4,446,123

      Stock Option Plan (total authorized)                          3,500,000
                                                                   ----------
              Total Outstanding on a Fully Diluted Basis           26,963,475
                                                                   ==========





        Applicable   = Second Warrant Shares                8,000,000  = 29.7%
                       ---------------------               ----------
        Percentage     Total Outstanding Fully Diluted     26,963,475